Exhibit 99.1

Odysight.ai Receives Purchase Order from France-based Safran Aircraft Engines

OMER, Israel, May 22, 2024 — Odysight.ai (OTCQB: ODYS), pioneering developer of AI systems for Predictive Maintenance (PdM) and Condition Based Monitoring (CBM) solutions, is proud to announce an inaugural purchase order from France-based Safran Aircraft Engines. As part of the order, Odysight.ai will supply its cutting-edge micro cameras to support Safran’s experimentation, planning and development of jet engines for the aviation industry. Equipped with specially crafted sensors to endure challenging environmental conditions, these micro cameras demonstrate Odysight.ai’s capabilities providing the aviation industry with innovative solutions.

Odysight.ai’s CEO, Yehu Ofer, reflected on this milestone, stating, “This order signifies our entry into the realm of experimental design and development of aviation engines. The collaboration with Safran Aircraft Engines advances Odysight.ai in the aviation engine industry and cutting-edge development channels.”

About Odysight.ai

Odysight.ai pioneers Predictive Maintenance (PdM) and Condition Based Monitoring (CBM) markets with an innovative AI platform, revolutionizing critical systems in aviation, transportation, and energy. Leveraging proven visual technologies and video analytics, our unique video-based sensors and AI algorithms operate in challenging environments, offering vital insights for maintenance teams. The company’s mission is to provide transformative insights, maximizing capabilities and revolutionizing technological potential through cutting-edge AI and video sensors. Deployed globally, Odysight.ai’s transformative technology addresses evolving risks, enhances system life cycles, promoting cost-effective readiness in aviation and aerospace. For more information, please visit: https://www.odysight.ai or follow us on Twitter, LinkedIn and YouTube.

Forward-Looking Statements

Information set forth in this news release contains forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements about the importance and implications of the purchase order from Safran Aircraft Engines. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. Those statements are based on information we have when those statements are made or our management’s current expectation and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) market acceptance of our existing and new products, including those that utilize our micro Odysight.ai technology or offer Predictive Maintenance and Condition Based Monitoring applications, (ii) lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device and related industries from much larger, multinational companies, (v) product liability claims, product malfunctions and the functionality of Odysight.ai’s solutions under all environmental conditions, (vi) our limited manufacturing capabilities and reliance on third-parties for assistance, (vii) an inability to establish sales, marketing and distribution capabilities to commercialize our products, (viii) an inability to attract and retain qualified personnel, (ix) our efforts obtain and maintain intellectual property protection covering our products, which may not be successful, (x) our reliance on a single customer that accounts for a substantial portion of our revenues, (xi) our reliance on single suppliers for certain product components, including for miniature video sensors which are suitable for our Complementary Metal Oxide Semiconductor technology products, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain, (xiii) the impact of computer system failures, cyberattacks or deficiencies in our cybersecurity, (xiv) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical, global supply chain and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdictionand (xv) political, economic and military instability in Israel, including the impact on our operations of the October 7, 2023 attack by Hamas and other terrorist organizations from the Gaza Strip and Israel’s war against them. These and other important factors discussed in Odysight.ai’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 26, 2024, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Except as required under applicable securities legislation, Odysight.ai undertakes no obligation to publicly update or revise forward-looking information.

Miri Segal

MS-IR LLC

917-607-8654

msegal@ms-ir.com

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